UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2005

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

The information in this Current Report is being “filed” and not furnished. On June 15, 2005, the compensation committee of the Company’s board of directors approved an amendment to the employment offer letter between the Company and its Chief Executive Officer, David Hills. A copy of the amendment is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Amendment to employment offer letter between the Registrant and its Chief Executive Officer, dated June 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

June 21, 2005	/s/ William B. Lonergan
Date	William B. Lonergan, Chief Financial Officer